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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report        April 6, 1998

                          WESTERN WIRELESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

                                   Washington
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                 (State or Other Jurisdiction of Incorporation)

               000-28160                         91-1638901
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       (Commission File Number)             (IRS Employer Identification No.)


2001 NW Sammamish Road
Issaquah, WA                                             98027
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code  (425) 313-5200
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

        On April 6, 1998, Western Wireless Corporation issued the following press release:

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT:
Investment Community:                        Media:
Ken Prussing                                 John Snyder
Western Wireless Corporation                 Kaufer Miller Communications
(425) 313-7803                               (425) 450-9965
ken.prussing@wwireless.com                   JohnS@kmrc.com
                                             www.kmrc.com


                  WESTERN WIRELESS REGISTERS SHAREHOLDER STOCK
                NO PRIMARY SHARES WILL BE OFFERED BY THE COMPANY


     ISSAQUAH, Wash. (April 6, 1998) -- Western Wireless Corporation (NASDAQ:
WWCA), a leading provider of cellular and personal communications services
(PCS), today announced that it would register 10 million shares of its stock on behalf of investment funds affiliated with Hellman & Friedman L.L.C. and The Goldman Sachs Group L.P. Both shareholders were founding investors in predecessors of Western Wireless and will continue to have large stakes in the Company. No primary shares will be offered by the Company.

     Hellman & Friedman Capital Partners II, L.P. and its affiliates, San Francisco-based private equity partnerships, invested in a predecessor of Western Wireless in July 1991. They have asked the Company to register 8.0 million of their 25.1 million shares. Hellman & Friedman Capital Partners II, L.P. will continue to be the largest shareholder of the Company and will maintain their two seats on the Board of Directors. Goldman Sachs is a New York-based investment banking firm which also manages private equity funds. Goldman Sachs originally invested in another predecessor of the Company in October 1992 and has asked to register 2.0 million of their 12.1 million shares. Goldman will continue to be the second largest shareholder of the Company and will maintain their seat on the Board of Directors of the Company.

     Other large shareholders have announced that they will not register their shares for sale in the offering. John Stanton (Chairman and Chief Executive Officer) and Theresa Gillespie (Senior Vice President) are the third largest shareholders of the Company and they have announced that they will not register or sell in the offering. No member of the Company's senior management is registering his or her shares for sale in the offering.

     The offering is expected to be underwritten. The Company will promptly file documents with the Securities and Exchange Commission and the offering will be made only by means of a
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Western Wireless Registers Shareholder Stock                              Page 2


prospectus. Certain other smaller, founding shareholders also have rights to register stock under the offering.

     Based in Issaquah, Wash., Western Wireless is a leading provider of wireless communications services in the western United States. It currently offers cellular service marketed under the Cellular One(R) name in 17 western states and provides PCS marketed under the VoiceStream(R) Wireless name in 12 states using the globally dominant GSM technology. Western Wireless' combined cellular and PCS licenses, along with its investment in Cook Inlet, cover 59 percent of the land in the continental United States plus the Hawaiian Islands.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            WESTERN WIRELESS CORPORATION



     April, 6 1998                           By /s/ Alan R. Bender
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        Date                                       Alan R. Bender
                                                   Senior Vice President and
                                                   General Counsel